SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 26, 2003

                         COMMISSION FILE NUMBER 0-21061

                          SPEEDCOM WIRELESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                     58-2044990
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.
 INCORPORATION OR ORGANIZATION)

                         7020 PROFESSIONAL PARKWAY EAST
                               SARASOTA, FL 34240
                                 (941) 907-2300

    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 5. Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the event described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SPEEDCOM WIRELESS CORPORATION

                                               By: /s/ Michael Sternberg
                                                   ----------------------------
                                                   Michael Sternberg
                                                   Chief Executive Officer

Date: March 28, 2003